Transactions with Related Parties	12 Months Ended
Dec. 31, 2025
EBP Plans
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Transactions with Related Parties	Transactions with Related Parties
The Plans invest in the common stock of the Company. During 2025, the 401(k) Plan received approximately $25,103,000 in cash dividends from the Company on the common stock of the Company owned by the 401(k) Plan. During 2025, the Puerto Rico Plan received approximately $1,719,000 in cash dividends from the Company on the common stock of the Company owned by the Puerto Rico Plan. Certain plan assets are in investments managed by The Northern Trust Company. These transactions qualify as party-in-interest transactions; however, they are exempt from the prohibited transaction rules under ERISA and applicable regulatory guidance.